UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (March 20, 2006)

ICT GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-20807	23-2458937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard

Newtown, Pennsylvania 18940

(Address of principal executive offices)

(267) 685-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

This amendment to ICT Group, Inc.’s Current Report on Form 8-K dated March 20, 2006 and filed with the Securities and Exchange Commission on March 22, 2006 is being filed solely to provide a corrected copy of the company’s Long Term Incentive Plan.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

10.1 +	Long Term Incentive Plan

+	Compensatory Plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ Jeffrey C. Moore
Jeffrey C. Moore
Senior Vice President, General Counsel and Secretary

Dated: April 3, 2006

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EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1+	Long Term Incentive Plan.

+	Compensatory Plan or arrangement